UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

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☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12a

Keating Capital, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111

____________, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) to be held on _______, 2010 at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company, to ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010, and to approve three amendments to the Amended and Restated Articles of Incorporation of the Company (“Charter”).

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Your vote is important.

Sincerely yours,

Timothy J. Keating
President, Chief Executive Officer
and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on ____________, 2010.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2009 are available on our proxy tabulator’s website at www.eproxy.com/ktgc.  The following information applicable to the annual meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on at the meeting and the recommendations of the Board of Directors regarding those matters; and

•	Information about attending the meeting and voting in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
(720) 889-0139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON _________, 2010

To the Stockholders of Keating Capital, Inc.:

The 2010 Annual Meeting of Stockholders of Keating Capital, Inc. (the “Company”) will be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on _________, 2010, at 9:00 a.m., Mountain Time, for the following purposes:

1.
To vote on the election of the two director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of three years or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.
To approve an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Charter”) to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

4.	To approve an amendment to the Charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders;

5.
To approve an amendment to the Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon; and

6.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on __________, 2010. Whether or not you expect to be present in person at the meeting, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Kyle L. Rogers
Corporate Secretary

Greenwood Village, Colorado
_________, 2010

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

KEATING CAPITAL, INC.
5251 DTC Parkway, Suite 1000
Greenwood Village, Colorado 80111
________________

PROXY STATEMENT
2010 Annual Meeting of Stockholders
________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Keating Capital, Inc. (the “Company,” “Keating Capital,” “we,” “us” or “our”) for use at the Company’s 2010 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on __________, 2010, at 9:00 a.m., Mountain Time, at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111, and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2009 are first being sent to stockholders on or about __________, 2010.

This Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2009 are also available on our proxy tabulator’s website at www.eproxy.com/ktgc.

We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the election of the nominees as directors and “FOR” the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Purpose of Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.
To vote on the election of the two director nominees named in the attached Proxy Statement and in the proxy card to serve on the Board of Directors for a term of three years or until their respective successors are duly elected and qualified;

2.	To ratify the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

3.
To approve an amendment to the Amended and Restated Articles of Incorporation of the Company (the “Charter”) to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”);

4.	To approve an amendment to the Charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders;

5.
To approve an amendment to the Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon; and

6.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

We refer to each of the proposals 3, 4 and 5 as a “Proposed Charter Amendment,” and collectively as the “Proposed Charter Amendments.”

Record Date and Voting Securities

You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on __________, 2010 (the “Record Date”). On the Record Date, there were ________ shares of the Company’s common stock outstanding. Each share of common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers, banks or other nominees have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. If you hold shares of common stock through a broker, bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. If you do not vote in person at the Annual Meeting or submit voting instructions to your broker, your broker may still be permitted to vote your shares on certain routine matters. Specifically, New York Stock Exchange (“NYSE”) member brokers may vote in their discretion in the ratification of the appointment of our independent registered public accounting firm if they do not receive instructions from beneficial owners, subject to any voting policies adopted by the broker. There is an important change this year regarding broker non-votes and director elections. See below for information about this change.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote in person at the Annual Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope or you may vote your shares through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by: (a) delivering a written revocation notice prior to 9 a.m., Mountain time, on ______________ to our proxy tabulator, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital; (b) indicating your revocation prior to 9 a.m., Mountain time, on ______________ through the Internet website at www.eproxy.com/ktgc; (c) delivering a later-dated proxy to Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital that is received prior to 9 a.m., Mountain time, on ______________; (d) submitting a later-dated proxy through the Internet website at www.eproxy.com/ktgc prior to 9 a.m., Mountain time, on ______________; or (e) voting in person at the Annual Meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the Annual Meeting.

Vote Required

Election of Directors. The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon). Each share entitled to vote may be voted for as many persons as there are directors to be elected. However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect on the election of directors.

Important Change: An NYSE rule change that is effective for the Annual Meeting no longer permits brokers to vote in the election of directors if the holder of record has not received instructions from the beneficial owner. This represents a change from prior years, when brokers had discretionary voting authority in the uncontested election of directors. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares. Your broker will not be able to vote your shares for the election of directors without your specific instructions, whether or not the proposed alternative nominees are withdrawn.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of votes cast, either in person or by proxy, at the Annual Meeting is required to ratify the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Approval of the Proposed Charter Amendments.  The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve each of the Proposed Charter Amendments.  Abstentions and broker non-votes will have the effect of a vote against each Proposed Charter Amendment.

Additional Solicitation. If there are not enough votes to elect the director nominees or to approve any other proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a stockholder vote may be taken on the election of directors or on one or more of the other proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such election of directors or other proposal(s).

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, the proxy card and the annual report on Form 10-K for the fiscal year ended December 31, 2009. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company or by the officers or employees of our investment adviser, Keating Investments, LLC (“Keating Investments”) (without special compensation therefor).  Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised.

Any such notice of revocation should be delivered to our proxy tabulator, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021, Attention: Proxy Services / Keating Capital, or submitted through the Internet website at www.eproxy.com/ktgc, prior to 9 a.m., Mountain time, on ______________.

The principal business address of our investment adviser, Keating Investments, is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, no person is deemed to “control” the Company, as such term is defined in the 1940 Act.  The following table sets forth, as of the Record Date, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

As of the Record Date, we did not have any outstanding shares of preferred stock, any outstanding securities which are convertible into our common stock or any outstanding options or warrants to acquire our common stock.  Unless otherwise indicated, the Company believes that each beneficial owner set forth in the following table has sole voting and investment power and has the same address as the Company. Our address is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Name of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Interested Directors
Timothy J. Keating (3)	90,100	9.9%
Ranjit P. Mankekar	0	*

Independent Directors
Andrew S. Miller	25,000	2.7%
William F. Owens	0	*
J. Taylor Simonton	0	*

Executive Officers
Kyle L. Rogers	5,000	*
Brett W. Green	0	*

Executive officers and directors as a group	120,100	13.1%

Jonathan D. Ungar (4)	100,000	10.9%
McGinnis Group International Defined Benefit Plan (5)	50,000	5.5%

*	Represents less than one percent.
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)
(2)	Based on a total of 914,515 shares of the Company’s common stock issued and outstanding as of the Record Date.
(3)	Includes 100 shares held by Keating Investments, which may be deemed to be beneficially owned by Mr. Keating by virtue of his ownership interests therein.
(4)	Based upon information contained in the Schedule 13D filed January 27, 2009 by Jonathan D. Ungar. The address of Mr. Ungar is 7 Durham Road, Scarsdale, New York 10583.
(5)	Based upon information contained in the Schedule 13D filed January 23, 2009 by the McGinnis Group International Defined Benefit Plan. Each of Stanley F. McGinnis and Kathleen A. McGinnis may be deemed to beneficially own the shares held by the McGinnis Group International Defined Benefit Plan by virtue of their respective positions as trustee thereof. The address of the McGinnis Group International Defined Benefit Plan is 2320 Elm Street, Denver, Colorado 80207.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date.  We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Timothy J. Keating	Over $100,000
Ranjit P. Mankekar	None

Independent Directors
Andrew S. Miller	Over $100,000
William F. Owens	None
J. Taylor Simonton	None

(1)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or Over $100,000.

(2)	The dollar range of equity securities beneficially owned by our directors is based on the offering price per share of $10.00 for shares being sold by us in connection with our continuous public offering which commenced on June 11, 2009 and continues through December 11, 2010. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I
ELECTION OF DIRECTORS

Pursuant to the Company’s Bylaws, the number of directors may be established, increased or decreased from time to time by the Board of Directors, but will never be less than one, nor more than nine. The number of directors is currently set at five.

The Company currently has a classified Board of Directors with directors being elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualified. However, each director has agreed to promptly resign from the Company’s Board of Directors if he or she: (a) is convicted of a felony or misdemeanor involving the purchase or sale of securities; (b) by reason of any misconduct, is permanently or temporarily enjoined from participating in any activity involving the purchase of sale of securities; or (c)  is otherwise convicted of a felony or becomes subject to a final judgment of a court of competent jurisdiction holding that he or she caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

Messrs. J. Taylor Simonton and William F. Owens, each of whose current term expires in 2010, have each been nominated for election for an additional three year term expiring in 2013. Neither Mr. Simonton nor Mr. Owens is being proposed for election pursuant to any agreement or understanding between either Mr. Simonton or Mr. Owens and the Company.

A stockholder can vote for or withhold his or her vote from one or more of the director nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy “FOR” the election of the director nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board of Directors as a replacement. The Board of Directors has no reason to believe that the persons named below will be unable or unwilling to serve.

The election of a director requires a plurality of all the votes cast either in person or by proxy at the Annual Meeting (i.e., the director nominees receiving the greatest number of votes cast for each of the director positions being voted upon).  Each share entitled to vote may be voted for as many persons as there are directors to be elected.  However, stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a director nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a plurality of all votes cast, abstentions and broker non-votes will have no effect of the election of directors.

At the Annual Meeting, stockholders will also have the opportunity to vote on a proposal to amend the Charter to require that all directors stand for election annually (see Proposal IV).  In the event the stockholders approve Proposal IV, each director, including Messrs. Simonton and Owens if duly elected by the stockholders at the Annual Meeting, would stand for election annually beginning with the 2011 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

The Board of Directors has identified certain desired attributes for director nominees. Each of the nominees and other current directors has demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the nominees and  other current directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board of Directors and contribute to the success of the Company and can represent the long-term interests of the Company’s stockholders as a whole. Each of the nominees and other current directors has been selected such that the Board of Directors represents a diversity of backgrounds and experience. Set forth below is biographical information of each of the nominees and other current directors, including a discussion of such person’s particular experience, qualifications, attributes or skills that lead us to conclude that such individual should serve as a director of the Company, in light of the Company's business and structure.

Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the other current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company.

The business address of each of the nominees and other current directors listed below is 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

Nominees for Director

Messrs. Simonton and Owens are  not “interested persons” of the Company, as such term is defined in the 1940 Act.

Name and Year First Elected Director	Age	Background Information
J. Taylor Simonton (2008)	65
Mr. Simonton spent 35 years at PricewaterhouseCoopers LLP, including 23 years as an audit partner in the firm’s Accounting and Business Advisory Services practice group, before retiring in 2001.  Mr. Simonton was a partner for seven years in PricewaterhouseCoopers’ National Office Risk & Quality Group that handles the firm’s auditing and accounting standards, SEC, corporate governance, risk management and quality matters.    Mr. Simonton is currently a director,  member of the Audit Committee, of which he was chair from October 2005 until June 2009, and  member of the Nominating and Governance Committee of Red Robin Gourmet Burgers, Inc., a Nasdaq Global Select market company that operates a casual dining restaurant chain serving high quality gourmet burgers, having been appointed to these positions in September 2005 and October 2005, respectively.    In October 2008, he was elected an independent director and chair of the Audit Committee of Zynex, Inc., an OTC Bulletin Board traded company that engineers, manufactures, markets and sells medical devices for the electrotherapy and stroke and spinal cord injury rehabilitation markets.  From January 2003 to February 2007, he also served a director and the chair of the Audit Committee of Fischer Imaging Corporation, a public company that designed, manufactured and marketed medical imaging systems.  Mr. Simonton also serves as the Director and President of the Colorado Chapter of the National Association of Corporate Directors.  Mr. Simonton received a B.S. in Accounting from the University of Tennessee in 1966 and is a Certified Public Accountant.  Mr. Simonton is qualified to serve on our Board of Directors because of his extensive accounting, SEC reporting and corporate governance experience, as well as his comprehensive experience on the board of directors of other public companies.

William F. Owens (2009)	59
Mr. Owens has been a principal in Denver-based Front Range Resources (formerly known as JF Companies), a land and water development firm, since January 2007, and also advises several private equity firms.  Mr. Owens served two terms as Governor of Colorado from 1999 to 2007, focusing on transportation, education, and tax issues during his governorship. Prior to serving as Governor, Mr. Owens served as Colorado State Treasurer from 1995 to 1999, where he was responsible for managing $5 billion in investment funds.  While serving as State Treasurer Mr. Owens also served on the Board of Colorado’s pension fund, the Colorado Public Employees Retirement Association.  Prior to serving as State Treasurer, Mr. Owens served as a Colorado State Senator from 1988 to 1994, representing Aurora and Arapahoe County, and as a member of the Colorado State House of Representatives from 1982 to 1988.  Mr. Owens earned a B.S. degree from Stephen F. Austin State University and a master’s degree in public affairs from the Lyndon B. Johnson School of Public Affairs at the University of Texas at Austin.  Mr. Owens currently serves on the Board of Directors of: Key Energy Services, Inc. (NYSE: KEG), a well servicing contractor, FESCO PLC (RTC: FESH), a Russian-based shipping company and Cloud Peak Energy, Inc. (NYSE: CLD), a U.S.-based coal producer.  Mr. Owens’ long and varied business career, including his services as the Governor of Colorado and a director of numerous public companies, allows him to provide key expertise and insight, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.  Mr. Owens also provides valuable knowledge and expertise in financial and accounting matters to the Board of Directors and, specifically to our Audit Committee from his experience as Colorado State Treasurer.

Current Directors

Interested Directors

Mr. Keating is an interested director due to his position as President and Chief Executive Officer of the Company and as President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments.  Mr. Mankekar is an interested director due to his position as Chief Financial Officer of the Company and Chief Financial Officer of its investment adviser, Keating Investments.

Name and Year First Elected Director	Term Expires	Age	Background Information
Timothy J. Keating (2008)	2011	46
Mr. Keating has served as President, Chief Executive Officer and Chairman of the Board of Directors of Keating Capital since its inception in 2008.  Mr. Keating also is the founder, and has served as President, Managing Member and majority owner of our investment adviser, Keating Investments, an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”), since it was founded in 1997.  Mr. Keating has served as the President of Andrews Securities, LLC, formerly known as Keating Securities, LLC, from August 1999 to August 2008.  Andrews Securities, LLC was formerly a wholly owned subsidiary of Keating Investments and is a Financial Industry Regulatory Authority, Inc. (“FINRA”) registered broker-dealer.  Prior to founding Keating Investments, Mr. Keating was a proprietary arbitrage trader and also head of the European Equity Trading Department at Bear Stearns International Limited (London) from 1994 to 1997.  From 1990 to 1994, Mr. Keating founded and ran the European Equity Derivative Products Department for Nomura International Plc in London.  Mr. Keating began his career at Kidder, Peabody & Co., Inc. where he was active in the Financial Futures Department in both New York and London.  Mr. Keating is a 1985 cum laude graduate of Harvard College with an A.B. in economics. Mr. Keating is a registered investment adviser representative of Keating Investments.  Mr. Keating’s intimate knowledge of the business and operations of Keating Investments, extensive experience in the financial industry as well as the management of alternative investment products in particular, not only gives the Board of Directors valuable insight but also position Mr. Keating well to continue to serve as the Chairman of our Board of Directors.

Ranjit P. Mankekar (2008)	2011	33
Mr. Mankekar has served as Chief Financial Officer and Treasurer of Keating Capital since its inception in 2008.  In addition, Mr. Mankekar has been the Chief Financial Officer of Keating Investments since July 2006.  Mr. Mankekar has served as the Controller of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2007 to August 2008.  Prior to joining Keating Investments, Mr. Mankekar worked with PricewaterhouseCoopers LLP from September 1999 to June 2006, where he attained the position of Audit and Assurance Services Manager.  Mr. Mankekar was a recipient of the Gold Medal for earning the highest score in the State of Colorado on the May 1999 Certified Public Accounting examination.  Mr. Mankekar is a 1999 summa cum laude graduate of the University of Colorado with an M.S. in Accounting and a B.S. in Business Administration.  Mr. Mankekar’s qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the Chief Financial Officer of Keating Capital and our investment adviser, Keating Investments, and because of his intimate knowledge of our day-to-day operations.

Independent Directors

The following director is not an “interested person” of the Company as defined in the 1940 Act.

Name and Year First Elected Director	Term Expires	Age	Background Information
Andrew S. Miller (2008)	2012	53
Mr. Miller is the founder and currently the Manager of Rapid Funding, LLC, a commercial and residential hard money lender, which began business in 1998.  Since its inception, Rapid Funding has loaned to projects including land developments for single family homes, shopping centers, office buildings and construction loans on condominium buildings.  Mr. Miller also is the co-founder and currently the Managing Member of Realty Funding Group, a mortgage and finance company which has provided financing for commercial real estate projects across the United States, which began business in 1994.  Mr. Miller is co-founder and currently the President and Chief Operating Officer of SevoMiller, Inc., a full service real estate company specializing in purchasing and developing commercial real estate, which began business in March 1990.  To date, SevoMiller, Inc. has purchased apartment units, retail space and office projects across the United States.  From 1980 to 1989, Mr. Miller co-founded and served as Vice President of Loup-Miller Development Company, a real estate company which designed and developed numerous shopping centers, apartment communities, office buildings and warehouses.  Mr. Miller is a 1978 graduate of the University of Denver with a B.S. in Accounting.  Mr. Miller’s experience as a founder and executive officer of numerous advisory and development companies brings broad financial industry and specific investment management knowledge and expertise to the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. Certain of our executive officers may from time to time serve as directors of, or on the board of managers of, certain of our portfolio companies.

Name	Age	Background Information
Kyle L. Rogers	33
Mr. Rogers has served as the Chief Operating Officer and Corporate Secretary of Keating Capital since its inception in 2008.  Mr. Rogers became the Chief Investment Officer of Keating Investments in April 2010.  Mr. Rogers was the Chief Operating Officer of Keating Investments from October 2001 to April 2010. In January 2006, Mr. Rogers became a non-managing member of Keating Investments.  Mr. Rogers also previously served as the Chief Compliance Officer of Keating Investments and Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from January 2004 until January 2007.  Prior to joining Keating Investments, Mr. Rogers was a financial analyst in the Private Wealth Management and Fixed Income Currency & Commodities divisions at Goldman Sachs from July 1999 to September 2001.  Mr. Rogers is a CFA Charter holder.  Mr. Rogers is a 1999 graduate of Dartmouth College with a B.A. degree in government.  Mr. Rogers is currently a registered investment adviser representative of Keating Investments.

Brett W. Green	34
Mr. Green has served as the Chief Compliance Officer of Keating Capital since its inception in 2008.  In addition, Mr. Green has been the Chief Compliance Officer of Keating Investments since November 2006.   Mr. Green also previously served as the Chief Compliance Officer of Andrews Securities, LLC, formerly a wholly owned subsidiary of Keating Investments and a FINRA registered broker-dealer, from March 2007 to October 2008.  Prior to joining Keating Investments, Mr. Green worked for Janus Mutual Funds where he managed and trained registered representatives in evaluating investors’ financial goals and trading their funds.  Mr. Green is a 1998 graduate of Vanderbilt University with a B.A. degree in psychology and a 2006 graduate of the University of Denver Sturm College of Law.  He was admitted to the Colorado State Bar in 2006.

Information about Members of Keating Investments’ Investment Committee, including those who are not Directors or Officers of the Company

Keating Investments is registered as an investment adviser under the Advisers Act, and serves as our investment adviser.  Our investment adviser’s Investment Committee must unanimously approve each new investment that we make. The Investment Committee currently consists of the following members: Timothy J. Keating, Kyle L. Rogers and Frederic M. Schweiger.  Certain information concerning Messrs. Keating and Rogers is set forth above. The following information, as of the Record Date, pertains to Mr. Schweiger, who is not a director or officer of the Company.

Name	Age	Background Information
Frederic M. Schweiger	50
Since March 2010, Mr. Schweiger has been an investment professional at, and a member of the Investment Committee of, Keating Investments.  Mr. Schweiger became a member of Keating Investments in March 2010 and become the Chief Operating Officer of Keating Investments in April 2010.  From 1999 to March 2010, Mr. Schweiger has been the sole stockholder and President of Garisch Financial, Inc., a firm providing business and financial consulting services to private companies, including private operating companies interested in raising private or public financing as part of a going public strategy.   Mr. Schweiger was also a consultant to and registered representative of Keating Securities, LLC, formerly a wholly owned subsidiary of Keating Investments from January 2004 through July 2006.  Prior to founding Garisch Financial, Inc., Mr. Schweiger spent nearly 15 years advising middle market companies in various capacities including as a corporate attorney, mergers and acquisition advisor, chief financial officer and investment banker.  Mr. Schweiger received a B.B.A. in Accounting from the University of Notre Dame, a J.D. degree from Marquette University and a Masters of Law in Taxation degree from New York University.

Director Independence

Our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he has no material relationship with us. We intend to monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the Nasdaq Stock Market. Rule 4200(a)(15)(G) provides that a director of a business development company shall be considered to be independent if he is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Timothy J. Keating, as a result of his position as the Company’s President and Chief Executive Officer and as the President, Managing Member and majority owner of the Company’s investment adviser, Keating Investments, and Ranjit P. Mankekar, as a result of his position as Chief Financial Officer of the Company and Chief Financial Officer and of its investment adviser, Keating Investments.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under the Company's Bylaws, our Board of Directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an independent director and believe that our flexibility to select our Chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Keating serves as the chairman of our Board of Directors.  Mr. Keating is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is the managing member of our investment adviser. We believe that Mr. Keating’s history with the Company and extensive experience in the management of alternative investments qualifies him to serve as the Chairman of our Board of Directors. Moreover, we believe that the Company is best served through its existing leadership structure with Mr. Keating as Chairman of our Board of Directors, as Mr. Keating’s relationship with the Company's investment adviser provides an effective bridge between the Board and our investment adviser thus ensuring an open dialogue between the Board and our investment adviser and that both groups act with a common purpose. Presently, Mr. Simonton currently serves as the lead independent director of our Board of Directors.

We believe that Board leadership structures must be evaluated on a case by case basis and that our existing Board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

Board’s Role in Risk Oversight

Our Board of Directors performs its risk oversight function primarily through: (a) its two standing committees, which report to the entire Board of Directors; and (b) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under the section entitled “Committees of the Board of Directors”, the audit committee (the “Audit Committee”) and the valuation committee (the “Valuation Committee”) assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements. The valuation committee’s risk oversight responsibilities include reviewing preliminary portfolio company valuations from the Company’s investment adviser and ultimately determining the fair value of each investment in the Company’s portfolio.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer's report, which is reviewed by our Board of Directors, addresses at a minimum: (a) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer's annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least once each year.

We believe that our Board's role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. Specifically, as a business development company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and we are not generally permitted to invest in any portfolio company in which Keating Investments or any of its affiliates currently has an investment.  In addition, we intend to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code beginning with our 2010 taxable year.  As a RIC we must, among other things, meet certain income source and asset diversification requirements.

We believe that the Board’s role in risk oversight must be evaluated on a case by case basis and that our existing Board’s role in risk oversight is appropriate. However, we continually re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet the Company's needs.

Committees of the Board of Directors

Our Board of Directors has established the Audit Committee and the Valuation Committee. During 2009, our Board of Directors held four Board meetings, five Audit Committee meetings, and no Valuation Committee meetings.  All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving our audit reports and financial statements. The Audit Committee is presently composed of three persons: Messrs. Simonton, Owens and Miller, all of whom are considered independent under the rules promulgated by the Nasdaq Stock Market. Our Board of Directors has determined that Mr. Simonton is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Simonton meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Mr. Simonton currently serves as Chairman of the Audit Committee.  The Audit Committee met on five occasions during 2009.

Valuation Committee. The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of our investments. The Valuation Committee is presently composed of Messrs. Simonton, Mankekar and Miller.   Mr. Simonton currently serves as Chairman of the Valuation Committee.  The Valuation Committee did not meet during 2009 as we had no portfolio company investments during 2009.

Nominating Committee.  We do not have a nominating committee. A majority of the independent directors of the Board of Directors recommends candidates for election as directors. Our Board of Directors has adopted a written policy with regard to the nomination process and stockholder recommendations, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.

In accordance with such policy, our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past ten years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, the independent members of the Board of Directors will generally consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of the Company with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations and listing standards, if applicable.

The goal of the independent directors is to assemble a Board of Directors that brings to the Company a diversity of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although the independent members of the Board of Directors may also consider such other factors as they may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent directors of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, nor do we anticipate doing so in the future.

The independent directors of the Board of Directors have not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the independent directors of the Board of Directors consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The independent directors of the Board of Directors generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The independent directors of the Board of Directors believe that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the independent directors of the Board of Directors’ goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

Compensation Committee.  We do not have a compensation committee because our executive officers do not receive any direct compensation from us.

Communication with the Board of Directors

Stockholders with questions about Keating Capital are encouraged to contact our Investor Relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Code of Ethics

 A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by us;
•	compliance with applicable governmental laws, rules and regulations;
•	the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	accountability for adherence to the code.

Our Board of Directors has adopted a corporate code of ethics that applies to our executive officers, a copy of which is available on our website at www.keatingcapital.com or by written request to the Company at Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111.  We intend to disclose amendments to, or waivers from a required provision of, our corporate code of ethics on Form 8-K.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2009.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Timothy J. Keating	–	–	–
Ranjit P. Mankekar	–	–	–

Independent Directors
J. Taylor Simonton	$41,000	–	$41,000
William F. Owens	$19,500	–	$19,500
Andrew S. Miller	$26,000	–	$26,000
Anthony K. McDonald(3)	$12,500	–	$12,500

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)
Mr. McDonald resigned from the Board of Directors, effective April 10, 2009.  Mr. Owens was appointed by the Board of Directors to replace Mr. McDonald as a member of the Board of Directors on April 10, 2009.

We currently pay our independent directors an annual fee of $18,000, payable quarterly in advance. Our independent directors also receive a fee of $2,000 for any regular or special meeting attended in person in excess of four meetings in any year.  The meeting fees for the first four meetings of a year are included within the annual retainer fee paid to the directors. Each independent director also receives $500 for each telephonic meeting in which the director participated.  We also pay our lead independent director, as designated from time to time by our Board of Directors, an additional annual fee of $5,000, payable quarterly in advance.  J. Taylor Simonton is presently designated as our lead independent director.

Each independent member of the Audit Committee (including the chair) receives an annual committee fee of $8,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $500 for any regular or special meeting of the Audit Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Audit Committee in which the director participated.  We pay our independent director who serves as the chair of the Audit Committee an additional annual fee of $10,000, payable quarterly in advance.  Mr. Simonton is presently designated as chair of our Audit Committee.

Each independent member of the Valuation Committee (including the Chairman) receives an annual committee fee of $4,000 for serving on the committee, payable quarterly in advance.  Each independent director also receives a fee of $1,000 for any regular or special meeting of the Valuation Committee attended in person, for any meeting in excess of four meetings in any year. The meeting fees for the first four meetings of a year are included within the annual committee fee paid to the directors. Each independent director also receives $250 for each telephonic meeting of the Valuation Committee in which the director participated.

We reimburse directors for out-of-pocket expenses incurred in attending Board and committee meetings and undertaking certain matters on our behalf.

Interested directors do not receive separate fees for their services as directors.

We may secure insurance on behalf of any person who is or was or has agreed to become a director or officer of the Company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his actions, regardless of whether the Maryland General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Compensation of Chief Executive Officer and Other Executive Officers

None of our executive officers receive direct compensation from us.  Messrs. Keating and Rogers, through their ownership interest in, or management positions with, Keating Investments, are entitled to a portion of any profits earned by Keating Investments, which includes any fees payable to Keating Investments under the terms of our Investment Advisory and Administrative Services Agreement, less expenses incurred by Keating Investments in performing its services under our Investment Advisory and Administrative Services Agreement. Keating Investments may also pay salaries, bonuses, and individual performance awards and/or individual performance bonuses to Messrs. Keating and Rogers in addition to any profits earned from their ownership interests in Keating Investments.

Mr. Mankekar serves as our Chief Financial Officer and Mr. Green serves as our Chief Compliance Officer.  The compensation of our Chief Financial Officer and our Chief Compliance Officer is paid by Keating Investments, subject to reimbursement by us of an allocable portion of such compensation for services rendered by such persons to us.   In accordance with our Investment Advisory and Administrative Services Agreement, our reimbursement of an allocable portion of such compensation began accruing on November 13, 2008.  For the years ended December 31, 2009 and 2008, we reimbursed Keating Investments $185,182 and $18,059, respectively, for the allocable portion of compensation expenses incurred by Keating Investments on our behalf for our Chief Financial Officer, Chief Compliance Officer, and other support personnel, pursuant to the Investment Advisory and Administrative Services Agreement with Keating Investments.

Certain Relationships and Related Transactions

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a code of conduct that generally prohibits any employee, officer or director from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairman of the Board of Directors or the Chairman of the Audit Committee of the Board of Directors and are publicly disclosed as required by applicable law and regulations. In addition, the Audit Committee of the Board of Directors is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).

Transactions with Management and Others

We have entered into the Investment Advisory and Administrative Services Agreement with Keating Investments.  Timothy J. Keating, our President, Chief Executive Officer and Chairman of the Board of Directors, is the Managing Member, the majority owner and an executive officer of Keating Investments. Ranjit P. Mankekar, our Chief Financial Officer, Treasurer and a member of our Board of Directors, is also an executive officer of Keating Investments.  Kyle L. Rogers, our Chief Operating Officer and Secretary, is also an executive officer and member of Keating Investments.  Frederic M. Schweiger, though not an officer of ours, is an executive officer and member of Keating Investments.  We have also entered into a license agreement with Keating Investments, pursuant to which Keating Investments has granted us a non-exclusive, royalty-free license to use the name “Keating Capital.”

Pursuant to the terms of the Investment Advisory and Administrative Services Agreement, we pay Keating Investments a fee for its investment advisory services consisting of two components - a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our gross assets, where gross assets include any borrowings for investment purposes.  The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of the most recently completed calendar quarter, and adjusted for any equity capital raises or repurchases during the current calendar quarter. The base management fee for any partial quarter is appropriately pro-rated.  In accordance with the Investment Advisory and Administrative Services Agreement, base management fees payable to Keating Investments began accruing on November 13, 2008.  Total base management fees incurred for the years ended December 31, 2009 and 2008 were $90,904 and $11,990, respectively.

The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Administrative Services Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees, with respect to each of the investments in our portfolio.  No incentive fees were earned by or paid to Keating Investments for the years ended December 31, 2009 and 2008 as the Company generated no realized capital gains during these periods.

In addition, pursuant to the terms of the Investment Advisory and Administrative Services Agreement, Keating Investments furnishes us with office facilities, equipment, and clerical, bookkeeping and record-keeping services. Keating Investments also performs, or facilitates the performance of, certain administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.  Keating Investments also assists us in monitoring our portfolio accounting and bookkeeping, managing portfolio collections and reporting, performing internal audit services, determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, printing and disseminating reports to our stockholders, providing support for our risk management efforts and generally overseeing the payment of our expenses and performance of administrative and professional services rendered to us by others.

We reimburse Keating Investments for the allocable portion of overhead and other expenses incurred by Keating Investments in performing its administrative obligations under the Investment Advisory and Administrative Services Agreement, including the compensation of our Chief Financial Officer, Chief Compliance Officer, and other support personnel.  In accordance with the Investment Advisory and Administrative Services Agreement, the allocation of administrative expenses from Keating Investments commenced on November 13, 2008.  For the years ended December 31, 2009 and 2008, allocated administrative expenses including the compensation of our Chief Financial Officer, Chief Compliance Officer, and other support personnel, totaled $269,384 and $28,041, respectively.

Currently, our investment adviser’s senior investment professionals, Messrs. Keating, Mankekar, Rogers and Schweiger, and the additional administrative personnel currently retained by Keating Investments, do not serve as principals of other investment funds affiliated with Keating Investments; however, they may do so in the future.  If they do, persons and entities may in the future manage investment funds with investment objective similar to ours. In addition, our current executive officers and directors, serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, including investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Keating Investments.  However, in the event such conflicts do arise in the future, Keating Investments intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other affiliate or client of Keating Investments.

Allocation of Time

We rely, in part, on Keating Investments to manage our day-to-day activities and to implement our investment strategy. Keating Investments plans, in the future, to be involved with activities which are unrelated to us. As a result of these activities, Keating Investments, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which we may become involved. Keating Investments and its employees will devote only as much of its time to our business as Keating Investments and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, Keating Investments, its personnel, and certain affiliates may experience conflicts of interest in allocating management time, services, and functions among us and any other business ventures in which they or any of their key personnel, as applicable, may become involved. This could result in actions that are more favorable to other affiliated entities than to us. However, Keating Investments believes that it has sufficient personnel to discharge fully their responsibilities to all activities in which they are involved.

Relationship with Andrews Securities, LLC

Prior to August 21, 2008, Andrews Securities, LLC (“Andrews Securities”), formerly known as Keating Securities, LLC, was 100% owned by our investment adviser, Keating Investments.  On August 21, 2008, a transaction was completed whereby Keating Investments sold 80% of Andrews Securities to Jeff L. Andrews and Michael J. Keating, the brother of Timothy J. Keating, our President and Chief Executive Officer.  Following completion of this transaction, Keating Investments continued to own 20% of Andrews Securities, but did not actively participate in the operations or management of Andrews Securities.  In connection with the transactions by which Keating Investments sold its 80% interest in Andrews Securities, a continuing membership application (“CMA”) was filed with FINRA on June 3, 2008.  The CMA was approved by FINRA in December of 2008.  Additionally, effective November 4, 2008, Timothy J. Keating, Kyle L. Rogers and Brett W. Green no longer provided regulatory supervision over, and ceased being registered representatives of, Andrews Securities.

On January 31, 2009, Keating Investments sold its remaining 20% interest in Andrews Securities to Jeff L. Andrews and upon completion of the sale transaction, was terminated as a member of Andrews Securities. As a result of Keating Investments’ previous ownership of Andrews Securities, Andrews Securities may have previously been deemed an affiliate of Keating Investments and, as a result of our relationship with Keating Investments and Timothy J. Keating, previously an affiliate of ours.

Investments

As a business development company, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by Keating Investments, or any of its affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with Keating Investments or one or more of its affiliates. Subject to obtaining exemptive relief from the SEC, we also intend to co-invest with any such investment entity to the extent permitted by the 1940 Act, or the rules and regulations thereunder.

Review, Approval or Ratification of Transactions with Related Parties

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations, close or remote, between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that no affiliations prohibited by the 1940 Act exist or, if such affiliations exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

The Audit Committee of our Board of Directors is required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

In addition, our code of business conduct and ethics, which is applicable to all our all employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Our code of business conduct and ethics is available on our website at www.keatingcapital.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended December 31, 2009, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the independent directors of the Board of Directors have selected Grant Thornton LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2010. This selection is subject to ratification or rejection by the stockholders of the Company.

Grant Thornton LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.  It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he chooses and will be available to answer questions.

	Fiscal Year Ended December 31, 2009	Fiscal Year Ended December 31, 2008
Audit Fees	$65,000	$50,000
Audit-Related Fees	2,000	3,000
Tax Fees	6,500	5,250
All Other Fees	–	–
Total Fees:	$72,500	$58,250

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Grant Thornton LLP in connection with statutory and regulatory filings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Messrs. Simonton, Owens and Miller.

Management is responsible for the Company’s internal controls and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Grant Thornton LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Grant Thornton LLP, the Company’s independent registered public accounting firm, matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC. The Audit Committee also recommended the selection of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2010.

Respectfully Submitted,

The Audit Committee
J. Taylor Simonton
Andrew S. Miller William F. Owens

Unless otherwise instructed, proxies solicited by the Board of Directors will be voted “FOR” the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2010.

PROPOSAL III
APPROVAL OF AN AMENDMENT TO THE COMPANY’S CHARTER TO SPECIFY
THAT ONE OF THE LAWFUL ACTIVITIES IN WHICH THE COMPANY MAY ENGAGE
INCLUDES CONDUCTING AND CARRYING ON THE BUSINESS OF A
BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT

Stockholders of the Company are being asked to approve an amendment to the Company’s Charter to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act. A copy of the Proposed Articles of Amendment to the Company’s Charter (“Proposed Articles of Amendment”) reflecting the Proposed Charter Amendments is attached as Appendix A to this Proxy Statement.

Each of the Proposed Charter Amendments in Proposals III, IV and V is being voted upon separately by stockholders, and the approval of any one Proposed Charter Amendment is not contingent on the approval of the other Proposed Charter Amendments.   Any of the Proposed Charter Amendments in Proposals III, IV and V which are not approved by the stockholders will be removed from the Proposed Articles of Amendment prior to filing with the State Department of Assessments and Taxation of Maryland (“SDAT”).  If Proposal III is not approved by the stockholders, then Article Second will be deleted from the Proposed Articles of Amendment.

Reasons for the Proposed Charter Amendment

Article II of the Charter currently provides that the purpose for which the Company was formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland.  This Proposed Charter Amendment clarifies that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act.  The Company filed an election to be regulated as a business development company under the 1940 Act on November 20, 2008.  Further, this Proposed Charter Amendment states that the Company may only change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, if such change or election is authorized by the vote of a majority of the outstanding voting securities as defined under the 1940 Act. This Proposed Charter Amendment will confirm that Company’s intention to continue to operate and undertake investment activities in compliance with the regulations applicable to business development companies under the 1940 Act, subject to any vote of a majority of the outstanding voting securities of the Company to either change the nature of the business to cease to be, or withdraw its election to be regulated as, a business development company as provide by the 1940 Act.

The Company’s Board of Directors has unanimously advised and approved, and is proposing to the stockholders for approval, an amendment to Article II of the Charter to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act.   The text of this Proposed Charter Amendment is included in Article Second of the Proposed Articles of Amendment which is attached to this Proxy Statement as Appendix A.  If approved by the stockholders, this Proposed Charter Amendment will become effective upon the filing of  the Proposed Articles of Amendment with the SDAT, which the Company intends to file promptly after stockholder approval is obtained.

Board Consideration

At a meeting of the Board of Directors held on April 7, 2010, the Board of Directors unanimously voted to approve this Proposed Charter Amendment as set forth in Article Second of the Proposed Articles of Amendment.  In reaching a decision to approve this Proposed Charter Amendment, the Board of Directors considered, among other things, the fact that this Proposed Charter Amendment was generally favorable to Company’s stockholders.

Based on its review and discussion of this Proposed Charter Amendment as set forth in Article Second of the Proposed Articles of Amendment, the Board of Directors unanimously approved this Proposed Charter Amendment and determined that adoption thereof was in the best interests of the Company's stockholders. The Board of Directors then directed that this Proposed Charter Amendment be submitted to stockholders for approval at the Annual Meeting with the Board of Director’s recommendation that stockholders of the Company vote to approve this Proposed Charter Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE CHARTER TO SPECIFY THAT ONE OF THE LAWFUL ACTIVITIES IN WHICH THE COMPANY MAY ENGAGE INCLUDES CONDUCTING AND CARRYING ON THE BUSINESS OF A BUSINESS DEVELOPMENT COMPANY UNDER THE 1940 ACT.

PROPOSAL IV
APPROVAL OF AN AMENDMENT TO THE CHARTER TO REQUIRE ALL DIRECTORS TO STAND FOR ELECTION ANNUALLY BEGINNING WITH THE 2011 ANNUAL MEETING OF STOCKHOLDERS.

Stockholders of the Company are being asked to approve an amendment to the Charter to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders.  A copy of the Proposed Articles of Amendment reflecting this Proposed Charter Amendment as well as the other Proposed Charter Amendments is attached as Appendix A to this Proxy Statement.

Each of the Proposed Charter Amendments to the Charter in Proposals III, IV and V are being voted upon separately by stockholders, and the approval of any one Proposed Charter Amendment is not contingent on the approval of the other Proposed Charter Amendments.   Any of the Proposed Charter Amendments in Proposals III, IV and V which are not approved by the stockholders will be removed from the Proposed Articles of Amendment prior to filing with the SDAT. If Proposal IV is not approved by the stockholders, then Article Third will be deleted from the Proposed Articles of Amendment.

Reasons for the Proposed Charter Amendment

Article IV of the Charter currently provides that directors are divided into three classes with respect to the time for which they are to hold office.  Directors of each class serve for staggered three-year terms, such that only one class of directors stands for re-election each year.  The term of the Class II directors is scheduled to expire at this Annual Meeting.  The term of the Class I directors is scheduled to expire at the 2012 Annual Meeting and the term of the Class III directors is scheduled to expire at the 2011 Annual Meeting.  Because of the classified Board structure, stockholders have the opportunity to vote on the election of only roughly one-third of the directors each year.

The Board of Directors is committed to good corporate governance.  Accordingly, in determining whether to declassify the Board of Directors and require the annual election of all directors, the Board of Directors carefully reviewed the various arguments for and against a classified Board structure.

The Board of Directors recognizes that a classified structure may offer several advantages, such as promoting Board of Director continuity and stability, encouraging directors to take a long-term perspective, and reducing a company’s vulnerability to coercive takeover tactics.  The Board of Directors also recognizes, however, that a classified structure may appear to reduce directors’ accountability to stockholders, as such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote.  In addition, the Board of Directors recognizes that some investors consider adoption of a declassified board structure an emerging corporate governance “best practice” trend.  The Board of Directors noted that many U.S. public companies have eliminated, or voted on proposals to eliminate, their classified board structures in recent years.

In view of the considerations described above, the Board of Directors determined that it is in the best interests of the Company and its stockholders to declassify the Board of Directors and require the annual election of all directors. Accordingly, in the event the stockholders approve this Proposed Charter Amendment, each director, including Messrs. Simonton and Owens if duly elected by the stockholders at the Annual Meeting, would stand for election annually beginning with the 2011 Annual Meeting of Stockholders.

The Company’s Board of Directors has unanimously advised and approved, and is proposing to the stockholders for approval, an amendment to Article IV of the Charter to declassify the Board of Directors and require the annual election of all directors.  The text of this Proposed Charter Amendment is included in Article Third of the Proposed Articles of Amendment which is attached to this Proxy Statement as Appendix A.  If approved by the stockholders, this Proposed Charter Amendment will become effective upon the filing of  the Proposed Articles of Amendment with the SDAT, which the Company intends to file promptly after stockholder approval is obtained.  The Board of Directors has also approved a conforming amendment to Article III, Section 11 of the Company’s Bylaws.

Board Consideration

At a meeting of the Board of Directors held on April 7, 2010, 2010, the Board of Directors unanimously voted to approve this Proposed Charter Amendment as set forth in Article Third of the Proposed Articles of Amendment.  In reaching a decision to approve this Proposed Charter Amendment, the Board of Directors considered, among other things, the fact that this Proposed Charter Amendment was generally favorable to Company’s stockholders.

Based on its review and discussion of this Proposed Charter Amendment as set forth in Article Third of the Proposed Articles of Amendment, the Board of Directors unanimously approved this Proposed Charter Amendment and determined that adoption thereof was in the best interests of the Company's stockholders. The Board of Directors then directed that this Proposed Charter Amendment be submitted to stockholders for approval at the Annual Meeting with the Board of Director’s recommendation that stockholders of the Company vote to approve this Proposed Charter Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO REQUIRE ALL DIRECTORS TO STAND FOR ELECTION ANNUALLY BEGINNING WITH THE 2011 ANNUAL MEETING OF STOCKHOLDERS.

PROPOSAL V
APPROVAL OF AN AMENDMENT TO THE CHARTER TO ALLOW STOCKHOLDERS TO REMOVE A DIRECTOR FOR CAUSE BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE THEREON.

Stockholders of the Company are being asked to approve an amendment to the Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  A copy of the Proposed Articles of Amendment reflecting this Proposed Charter Amendment as well as the other Proposed Charter Amendments is attached as Appendix A to this Proxy Statement.

Each of the Proposed Charter Amendments to the Charter in Proposals III, IV and V is being voted upon separately by stockholders, and the approval of any one Proposed Charter Amendment is not contingent on the approval of the other Proposed Charter Amendments.   Any of the Proposed Charter Amendments in Proposals III, IV and V which are not approved by the stockholders will be removed from the Proposed Articles of Amendment prior to filing with the SDAT. If Proposal V is not approved by the stockholders, then Article Fourth will be deleted from the Proposed Articles of Amendment.

Reasons for the Proposed Charter Amendment

Section 4.9 of Article IV of the Charter currently provides that a director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.  Section 4.9 of Article IV defines cause as the conviction of a felony or a final judgment of a court of competent jurisdiction holding that such director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty.

This Proposed Charter Amendment will reduce the required vote to remove a director for cause from two-thirds to a majority of the votes entitled to be cast generally in the election of directors.  This Proposed Charter Amendment also expands the definition of cause to include: (a) the conviction of a felony or misdemeanor involving the purchase or sale of securities; and (b) by reason of any misconduct, the permanent or temporary enjoinment by court order or judgment from participating in any activity involving the purchase of sale of securities.  This expanded definition of cause is consistent with Section 9(a) of the 1940 Act which makes certain persons ineligible to serve as a director of a business development company. The Board of Directors believes this Proposed Charter Amendment provides a more appropriate threshold for stockholders to remove a director for cause and is more consistent with the regulations applicable to business development companies.  In the event a director is removed by the stockholders for cause, such vacancy on the Board of Directors will be filled by the remaining directors in office, and any director elected to fill such vacancy will serve the remaining term of the director so removed and until a successor is duly elected and qualified.

The Charter does not allow stockholders to remove a director without cause.  In view of Proposal IV, above, to declassify the Board of Directors, which if adopted at the Annual Meeting will enable stockholders to express a view on each director’s performance by means of an annual vote, the Board of Directors have determined it is not advisable to amend the Charter to allow stockholders to remove a director without cause.

The Company’s Board of Directors has unanimously advised and approved, and is proposing to the stockholders for approval, an amendment to Section 4.9 of Article IV of the Charter to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.  The text of this Proposed Charter Amendment is included in Article Fourth of the Proposed Articles of Amendment which is attached to this Proxy Statement as Appendix A.  If approved by the stockholders, this Proposed Charter Amendment will become effective upon the filing of  the Proposed Articles of Amendment with the SDAT, which the Company intends to file promptly after stockholder approval is obtained.

Board Consideration

At a meeting of the Board of Directors held on April 7, 2010, 2010, the directors unanimously voted to approve this Proposed Charter Amendment as set forth in Article Fourth of the Proposed Articles of Amendment.  In reaching a decision to approve this Proposed Charter Amendment, the Board of Directors considered, among other things, the fact that this Proposed Charter Amendment was generally favorable to Company’s stockholders.

Based on its review and discussion of this Proposed Charter Amendment as set forth in the Proposed Articles of Amendment, the Board of Directors unanimously approved this Proposed Charter Amendment and determined that adoption thereof was in the best interests of the Company's stockholders. The Board of Directors then directed that this Proposed Charter Amendment be submitted to stockholders for approval at the Annual Meeting with the Board of Director’s recommendation that stockholders of the Company vote to approve this Proposed Charter Amendment.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE CHARTER TO ALLOW STOCKHOLDERS TO REMOVE A DIRECTOR FOR CAUSE BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OUTSTANDING AND ENTITLED TO VOTE THEREON.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2011 Annual Meeting of Stockholders will be held in May 2011, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting must submit the proposal in writing to the Company at its address in Greenwood Village, Colorado, and the Company must receive the proposal no later than ___________, 2011, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting, SEC rules permit management to vote proxies in its discretion if: (a) the Company receives notice of the proposal before the close of business on [        ], 2011 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) the Company does not receive notice of the proposal prior to the close of business on [        ], 2011.

Notices of intention to present proposals at the 2011 Annual Meeting of Stockholders should be addressed to Keating Capital, Inc., Attention: Corporate Secretary, 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or submit your vote through the Internet website at www.eproxy.com/ktgc, as indicated on the proxy card.

By Order of the Board of Directors

Kyle L. Rogers
Secretary

Greenwood Village, Colorado
____________, 2010

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Keating Capital, Inc. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Keating Capital, Inc. or its investment adviser, Keating Investments, LLC.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Keating Investments. It is our policy that only authorized employees of Keating Investments who need to know your personal information will have access to it.

•
Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

KEATING CAPITAL, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS

___________, 2010

The undersigned stockholder of Keating Capital, Inc. (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Timothy J. Keating and Ranjit P. Mankekar, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s corporate headquarters located at 5251 DTC Parkway, Suite 1000, Greenwood Village, Colorado 80111 on __________, 2010, at 9:00 a.m., Mountain Time, and at all postponements or adjournments thereof, as indicated on this proxy.

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no voting instruction is specified, it will be voted “FOR” Proposals 1, 2, 3, 4 and 5 and in the discretion of the proxies with respect to matters described in Proposal 6.

Please vote, sign and date this proxy on the reverse side and return it promptly by mail in the enclosed, self-addressed envelope or you may vote through the Internet website at www.eproxy.com/ktgc by following the instructions on the reverse side.

(CONTINUED ON REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS
KEATING CAPITAL, INC.
___________, 2010

PLEASE VOTE YOUR PROXY CARD
AS SOON AS POSSIBLE

THERE ARE TWO WAYS TO VOTE YOUR PROXY

INTERNET	MAIL
Visit the Internet website at www.eproxy.com/ktgc. Enter the CONTROL NUMBER shown below and follow the instructions on your screen. You will incur only your usual Internet charges.	Simply sign and date your proxy card and return it in the enclosed envelope. If you are voting by the Internet, please do not mail your proxy card.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 and 5.

1.  The election of the following persons (except as marked to the contrary) as directors, each of whom will serve as director of Keating Capital, Inc. until the year indicated next to his name, or until his successor is duly elected and qualified.
	FOR ☐	WITHHOLD AUTHORITY ☐	FOR ALL EXCEPT ☐	Nominees: J. Taylor Simonton (2013) William F. Owens (2013)

INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below.

2. The ratification of the selection of Grant Thornton LLP as the independent registered public accounting firm for Keating Capital, Inc. for the fiscal year ending December 31, 2010.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.  The approval of an amendment to the Charter of Keating Capital, Inc. to specify that one of the lawful activities in which the Company may engage includes conducting and carrying on the business of a business development company under the 1940 Act.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4. The approval of an amendment to the Charter of Keating Capital, Inc. to require that all directors stand for election annually beginning with the 2011 Annual Meeting of Stockholders.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

5.  The approval of an amendment to the Charter of Keating Capital, Inc. to allow stockholders to remove a director for cause by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon.
	FOR ☐	AGAINST ☐	ABSTAIN ☐

6. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY

APPENDIX A TO PROXY STATEMENT

PROPOSED ARTICLES OF AMENDMENT

(follows beginning on next page)

Appendix A

KEATING CAPITAL, INC.

ARTICLES OF AMENDMENT

Keating Capital, Inc., a Maryland corporation (the “Company”), having its principal office in the State of Maryland, hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST:  The Company desires to, and does hereby, amend its charter (the “Charter”) as currently in effect as hereafter set forth.

SECOND:  The Charter is hereby amended by deleting the existing Article II in its entirety and substituting in lieu thereof a new Article II which reads as follows:

ARTICLE II

PURPOSE

The purpose for which the Company is formed is to engage in any lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force, including conducting and carrying on the business of a business development company, subject to making an election therefor under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  In the event an election to be regulated as a business development company under the Investment Company Act has been made and is continuing, the Company may only change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, if such change or election is authorized by the vote of a majority of the outstanding voting securities as defined under the Investment Company Act.

THIRD:  The Charter is hereby amended by deleting the existing Section 4.1 of Article IV in its entirety and substituting in lieu thereof a new Section 4.1 of Article IV which reads as follows:

Section 4.1     Number, Vacancies and Classification of Directors.  The business and affairs of the Company shall be managed under the direction of the Board of Directors.  The number of Directors of the Company initially shall be one, which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The name of the initial director who shall serve until the first annual meeting of stockholders and until his successor is duly elected and qualifies is Timothy J. Keating.

A majority of the Board of Directors shall be Independent Directors, except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. A Director is considered independent if he is not an “interested person” as that term is defined under Section 2(a)(19) of the Investment Company Act.

The Company elects, at such time as the Company becomes eligible to make an election provided for under Section 3-802(b) of the MGCL, that, subject to applicable requirements of the Investment Company Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

At each annual meeting of the stockholders after these Articles of Amendment become effective, each Director’s term will expire, and each Director shall be elected to hold office for a term expiring at the next annual meeting of stockholders and until their successors are duly elected and qualify. Directors may be elected to an unlimited number of successive terms.

FOURTH:  The Charter is hereby amended by deleting the existing Section 4.9 of Article IV in its entirety and substituting in lieu thereof a new Section 4.9 of Article IV which reads as follows:

Section 4.9      Removal of Directors.  Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of a majority of the votes entitled to be cast generally in the election of Directors.  For the purpose of this paragraph, "cause" shall mean, with respect to any particular Director: (a) conviction of a felony or a final judgment of a court of competent jurisdiction holding that such Director caused demonstrable, material harm to the Company through bad faith or active and deliberate dishonesty, (b) conviction of a felony or misdemeanor involving the purchase or sale of securities; and (c) by reason of any misconduct, the permanent or temporary enjoinment by court order or judgment from participating in any activity involving the purchase of sale of securities.

FIFTH:  The amendments to the Charter as set forth above have been approved by the Board of Directors of the Company and by the stockholders of the Company in accordance with the requirements of the Maryland General Corporation Law and the Company’s Charter.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Company has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and attested by its Corporate Secretary on _____________________, 2010.

KEATING CAPITAL, INC.

Attest:		By:
	Kyle L. Rogers		Timothy J. Keating
	Corporate Secretary		Chief Executive Officer

THE UNDERSIGNED, Timothy J. Keating, Chief Executive Officer of Keating Capital, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under penalties of perjury.

Timothy J. Keating